                          ANNUAL REPORT / JULY 31 2001

                       AIM LIMITED MATURITY TREASURY FUND


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                       AIM LIMITED MATURITY TREASURY FUND

                                  [COVER IMAGE]

                     -------------------------------------

                      ALEXANDER HAMILTON BY JOHN TRUMBULL

        AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY, ALEXANDER

           HAMILTON PROVIDED THE BASIC MODEL FOR OUR PRESENT ECONOMIC

           SYSTEM. AFTER THE REVOLUTIONARY WAR, WHEN THE NEWLY FORMED

       UNITED STATES FOUND ITSELF DEEP IN DEBT, HAMILTON PROPOSED ISSUING

          A NEW SERIES OF GOVERNMENT BONDS WHICH WOULD PRESUMABLY SELL

        (AND DID) BECAUSE OF HIGH PUBLIC CONFIDENCE IN THE NEW COUNTRY.

          U.S. TREASURY SECURITIES CONTINUE TO BE A POPULAR INVESTMENT

                     CHOICE TODAY FOR THE VERY SAME REASON.

                     -------------------------------------

AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income while maintaining relative stability of principal by investing in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o Had the advisor not absorbed expenses in the past, total returns would have been lower.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent months-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses, calculated at maximum offering price, and annualized.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: one year, 6.82%; five years, 5.49%; 10 years, 5.55%; inception (12/15/87), 6.23%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1-2 Year U.S. Government Bond Index, which represents the performance of short-term (maturing in one to two years) U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM LIMITED MATURITY TREASURY FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    In this difficult environment, the AIM Limited Maturity Fund's disciplined approach to investing in short-maturity Treasury securities served it well, and the fund produced attractive returns for shareholders during the fiscal year.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                       AIM LIMITED MATURITY TREASURY FUND

VOLATILITY, UNCERTAINTY DRIVE INVESTORS INTO SAFER HAVENS

HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE FISCAL YEAR?
With many investors retreating from equity markets, the fund continued to provide liquidity, NAV (net asset value) stability and relatively strong performance in a period of high market volatility and economic uncertainty. The fund's NAV per share remained between $9.96 and $10.26 during the 12-month reporting period. (The fund should not be confused with a money market fund, which attempts to maintain a net asset value of $1.00. Although fund managers seek to maintain a relatively stable net asset value, the value of fund shares will fluctuate.)

                     -------------------------------------

                         CONTINUED VOLATILITY IN EQUITY

                         MARKETS AND MIXED ECONOMIC NEWS

                          DROVE MANY INVESTORS TO MOVE

                        MONEY FROM THE STOCK MARKET INTO

                       FIXED-INCOME MARKETS, PARTICULARLY

                               SHORT-TERM ISSUES.


                     -------------------------------------

    The fund also continued to provide stable, attractive income over the past 12 months. As of July 31, 2001, the fund's 30-day distribution rate at maximum offering price was 4.43%, and the 30-day SEC yield at maximum offering price was 3.60%.
    For the fiscal year ended July 31, 2001, the fund posted a total return of 8.53%. (This return is at NAV, which does not include sales charges.) Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 9.17% for the same period. Net assets in the fund grew from $302 million a year ago to $510 million at the close of the fiscal year.
    Although the fund does not traditionally measure itself against such market indicators as the S&P 500, it is worth noting that the fund's 8.53% total return outperformed this index, which is often viewed as representative of the stock market. The S&P 500's return of -14.32% for the 12-month reporting period emphasizes the importance of diversification. A relatively less volatile investment, such as the fund, can complement riskier investments in your portfolio.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
After spending much of 1999 and 2000 battling a perceived inflation threat by raising interest rates, the Federal Reserve Board (the Fed) suddenly found itself battling the very real threat of economic recession in 2001. In its most aggressive easing campaign during the Greenspan era, the Fed lowered short-term interest rates six times during the first half of 2001, cutting the key federal funds rate (the rate banks charge one another for overnight loans) from 6.5% to 3.75%--its lowest level in seven years.
    Thus far the Fed's rate cuts have done little to stimulate the U.S. economy because such moves traditionally take at least six months to trickle down to where they make a difference. The Fed's previous rate hikes, which were implemented to slow the country's too-hot growth rate, did manage to slow the economy--maybe too much. Economic growth fell from an annual rate of 8.0% in the first quarter of 2000 to 1.0% in the fourth quarter and increased only slightly in the first and second quarters of 2001.

WHAT HAPPENED TO INTEREST RATES?
Continued volatility in equity markets and mixed economic news drove many investors to move money from the stock market into fixed-income markets, particularly short-term issues. Such increased demand helped drive down yields within the bond market, which facilitated a reversal of the usual inverted Treasury yield curve.
    After flattening at the beginning of 2001, the yield curve had returned to its traditional shape by the end of the reporting period, meaning that yields on short-term issues had fallen below those of longer-term issues. The yield on three-month Treasury bills fell the most dramatically, starting the fiscal year at 6.25% and ending it at 3.54%. Two-year notes, in which the fund invests, saw their yields fall from 6.27% to 3.79% during the same period. The 30-year

--------------------------------------------------------------------------------
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Click on the "View Other Account Options" drop-down menu and select "eDelivery."
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accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                                  [COVER IMAGE]

YIELD CURVE--U.S. TREASURY SECURITIES

As of 7/31/01, with time to maturity

                                    [GRAPH]

================================================================================
3 MO                 3.54%
6 MO                 3.47%
2 YR                 3.79%
5 YR                 4.57%
10 YR                5.07%
30 YR                5.51%

Source: Bloomberg

================================================================================

                     -------------------------------------

                         THE FUND'S STRATEGY HAS WORKED

                        WELL OVER TIME TO PROVIDE A HIGH

                         LEVEL OF SAFETY AND LIQUIDITY.

                     -------------------------------------

Treasury bond saw much less movement, with its yield falling from 5.74% to 5.51% during the past 12 months.

HOW DID THESE CONDITIONS AFFECT THE FUND?
The Fed's rate cuts have had the most immediate impact on shorter-maturity issues, such as the two-year Treasury notes in which the fund invests. As their yields have dropped, their prices have gone up. (Yield and price move in opposite directions.) So this has been favorable for the fund in that it has boosted the total return.
   Also favorable to the fund has been investors' demand for securities that offer more stability in the midst of the uncertainty and volatility seen in equity markets. This increased demand has also helped to drive down yields and drive up prices for shorter-term issues.
    The fund's consistent investment strategy has helped it provide stability that so many investors have sought. The fund purchases two-year Treasury notes each month when they go on sale, holds them for a year, and then sells them with one year left to maturity--typically when the price on those notes reaches its peak. This allows the fund to maintain a low level of volatility and also means its yield may not fall as quickly as that of the two-year note in an easing environment.
    The fund's strategy has worked well over time to provide a high level of safety and liquidity. Although past performance is no guarantee of future results, the fund has produced a positive total return every year since its inception in 1987.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
Housing and consumer spending continue to provide bright spots in what otherwise remains a lackluster U.S. economy. Poor business profitability and weak capital spending still weigh heavily on the minds of analysts and investors, and it is hard to predict with any certainty how markets will behave in the future. But inflation remains low, and the Fed's rate cuts have signaled that it is ready to move aggressively to keep markets and the economy afloat. Historically, this has been a catalyst to reinvigorate the economy, although such a resurgence takes time. Regardless of market trends, the fund is well-positioned to continue to provide a competitive yield and a safe haven for investors.

          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LIMITED MATURITY TREASURY FUND VS. BENCHMARK INDEX

7/31/91-7/31/01

                                  [HYPO GRAPH]

================================================================================
                                               LEHMAN 1-2 YEAR
                     AIM LIMITED MATURITY      U.S. GOVERNMENT
DATE                 TREASURY FUND             BOND INDEX
--------------------------------------------------------------------------------
7/91                  9,900                    10,000

7/92                 10,804                    11,514.1

7/93                 11,342                    12,574.3

7/94                 11,595                    12,359.4

7/95                 12,333                    13,817.1

7/96                 12,947                    14,600.5

7/97                 13,793                    15,669.9

7/98                 14,540                    17,161.7

7/99                 15,168                    17,301.8

7/00                 15,850                    18,465.6

7/01                 17,205                    18,248

Source: Lehman Brothers

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
Inception (12/15/87)               6.27%
 10 years                          5.58
  5 years                          5.64
  1 year                           7.45

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.

Past performance cannot guarantee comparable future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT THIS CHART

This chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 7/31/91 to 7/31/01. It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                       AIM LIMITED MATURITY TREASURY FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                          PRINCIPAL
                                                            AMOUNT        MARKET
                                               MATURITY     (000s)        VALUE
U.S. TREASURY SECURITIES-96.31%

U.S. TREASURY NOTES-96.31%

6.13%                                          08/31/02    $40,600     $ 41,716,094
-----------------------------------------------------------------------------------
6.00%                                          09/30/02     40,400       41,534,028
-----------------------------------------------------------------------------------
5.75%                                          10/31/02     40,400       41,472,620
-----------------------------------------------------------------------------------
5.63%                                          11/30/02     40,100       41,153,828
-----------------------------------------------------------------------------------
5.13%                                          12/31/02     40,100       40,940,095
-----------------------------------------------------------------------------------
4.75%                                          01/31/03     40,500       41,144,760
-----------------------------------------------------------------------------------
4.63%                                          02/28/03     40,500       41,081,985
-----------------------------------------------------------------------------------
4.25%                                          03/31/03     40,400       40,765,216
-----------------------------------------------------------------------------------
4.00%                                          04/30/03     40,100       40,281,252
-----------------------------------------------------------------------------------
4.25%                                          05/31/03     40,100       40,443,256
-----------------------------------------------------------------------------------
3.88%                                          06/30/03     40,100       40,182,606
-----------------------------------------------------------------------------------
3.88%                                          07/31/03     40,000       40,074,800
===================================================================================
    Total U.S. Treasury Securities (Cost
     $484,881,894)                                                      490,790,540
===================================================================================
TOTAL INVESTMENTS--96.31%                                               490,790,540
===================================================================================
OTHER ASSETS LESS LIABILITIES--3.69%                                     18,820,600
===================================================================================
NET ASSETS-100.00%                                                     $509,611,140
___________________________________________________________________________________
===================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $484,881,894)                                 $490,790,540
------------------------------------------------------------
Receivables for:
  Fund shares sold                                34,315,336
------------------------------------------------------------
  Interest                                         5,202,646
------------------------------------------------------------
Investment for deferred compensation plan             48,401
------------------------------------------------------------
Other assets                                          27,592
============================================================
    Total assets                                 530,384,515
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          20,047,004
------------------------------------------------------------
  Amount due custodian                               145,973
------------------------------------------------------------
  Dividends                                          348,261
------------------------------------------------------------
  Deferred compensation plan                          48,401
------------------------------------------------------------
Accrued advisory fees                                  1,995
------------------------------------------------------------
Accrued administrative services fees                     200
------------------------------------------------------------
Accrued distribution fees                             70,400
------------------------------------------------------------
Accrued trustees' fees                                   921
------------------------------------------------------------
Accrued transfer agent fees                           63,325
------------------------------------------------------------
Accrued operating expenses                            46,895
============================================================
    Total liabilities                             20,773,375
============================================================
Net assets applicable to shares outstanding     $509,611,140
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $507,798,864
____________________________________________________________
============================================================
Institutional Class                             $  1,812,276
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           49,503,096
____________________________________________________________
============================================================
Institutional Class                                  176,708
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.26
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.26 divided by
      99.00%)                                   $      10.36
____________________________________________________________
============================================================
Institutional Class
  Net asset value and offering price per share  $      10.26
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                         $20,332,704
============================================================

EXPENSES:

Advisory fees                                        712,990
------------------------------------------------------------
Administrative services fees                          81,565
------------------------------------------------------------
Custodian fees                                        20,660
------------------------------------------------------------
Distribution fees -- Class A                         532,019
------------------------------------------------------------
Transfer agent fees -- Class A                       421,035
------------------------------------------------------------
Transfer agent fees--Institutional Class               2,149
------------------------------------------------------------
Trustees' fees                                         8,623
------------------------------------------------------------
Other                                                209,513
============================================================
    Total expenses                                 1,988,554
============================================================
Less: Expenses reimbursed                             (1,600)
------------------------------------------------------------
    Expenses paid indirectly                          (6,385)
============================================================
  Net expenses                                     1,980,569
============================================================
Net investment income                             18,352,135
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,891,256
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            6,182,255
============================================================
Net gain from investment securities               10,073,511
============================================================
Net increase in net assets resulting from
  operations                                     $28,425,646
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $ 18,352,135    $  17,912,729
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            3,891,256       (4,797,259)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   6,182,255        2,049,768
===========================================================================================
    Net increase in net assets resulting from operations        28,425,646       15,165,238
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (18,285,550)     (17,525,848)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (99,845)        (416,635)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      197,751,141      (87,282,579)
-------------------------------------------------------------------------------------------
  Institutional Class                                             (693,669)     (14,575,249)
===========================================================================================
    Net increase (decrease) in net assets                      207,097,723     (104,635,073)
===========================================================================================

NET ASSETS:

  Beginning of year                                            302,513,417      407,148,490
===========================================================================================
  End of year                                                 $509,611,140    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $508,729,380    $ 311,671,908
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               (3,506)          29,754
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (5,023,381)      (8,914,637)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   5,908,647         (273,608)
===========================================================================================
                                                              $509,611,140    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $4,955,896 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million. During the year ended July 31, 2001, AIM reimbursed the Institutional Class expenses of $1,600.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $81,565 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund.

During the year ended July 31, 2001, AFS was paid $177,606 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2001, the Fund paid AIM Distributors $532,019 as compensation under the Plan.
  AIM Distributors received commissions of $100,352 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,480 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,385 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $6,385.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $673,543,779 and $492,556,658, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $5,908,646
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (67,484)
=========================================================
Net unrealized appreciation of investment
  securities                                   $5,841,162
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $484,949,378.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      53,134,054    $ 540,139,806     20,491,334    $ 204,290,029
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              40,446          411,876        191,454        1,910,678
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,557,471       15,770,377      1,468,058       14,627,764
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 184            1,869            891           11,992
==========================================================================================================================
Reacquired:
  Class A                                                     (35,304,325)    (358,159,042)   (30,726,141)    (306,200,372)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (110,347)      (1,107,414)    (1,653,776)     (16,497,919)
==========================================================================================================================
                                                               19,317,483    $ 197,057,472    (10,228,180)   $(101,857,828)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                              2001(a)         2000        1999        1998        1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $   9.96      $  10.03    $  10.07    $  10.07    $   9.97
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.52          0.51        0.47        0.53        0.54
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.31         (0.07)      (0.04)         --        0.10
========================================================================================================================
    Total from investment operations                              0.83          0.44        0.43        0.53        0.64
========================================================================================================================
Less distributions from net investment income                    (0.53)        (0.51)      (0.47)      (0.53)      (0.54)
========================================================================================================================
Net asset value, end of period                                $  10.26      $   9.96    $  10.03    $  10.07    $  10.07
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   8.53%         4.50%       4.32%       5.42%       6.55%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $507,799      $300,058    $390,018    $345,355    $389,812
========================================================================================================================
Ratio of expenses to average net assets                           0.56%(c)      0.54%       0.54%       0.54%       0.54%
========================================================================================================================
Ratio of net investment income to average net assets              5.15%(c)      5.07%       4.61%       5.29%       5.35%
========================================================================================================================
Portfolio turnover rate                                            137%          122%        184%        133%        130%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $354,679,396.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Limited Maturity Treasury Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director                                     Melville B. Cox
Cortland Trust, Inc.                                   Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Karen Dunn Kelley                       Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                         Vice President
and DHJ Media, Inc.; and                                                                       CUSTODIAN
Director, Magellan Insurance Company                   Mary J. Benson
                                                       Assistant Vice President and            The Bank of New York
Edward K. Dunn Jr.                                     Assistant Treasurer                     90 Washington Street, 11th Floor
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 New York, NY 10286
Vice Chairman, President and                           Sheri Morris
Chief Operating Officer,                               Assistant Vice President and            COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Assistant Treasurer
President, Mercantile Bankshares                                                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                                                                 1735 Market Street
Chief Executive Officer                                                                        Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                                COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                                919 Third Avenue
Partner                                                                                        New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate                                                                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.                                          Houston, TX 77046

Lewis F. Pennock                                                                               AUDITORS
Partner, Pennock & Cooper
                                                                                               Ernst & Young LLP
Louis S. Sklar                                                                                 1221 McKinney, Suite 2400
Executive Vice President,                                                                      Houston, TX 77010
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 100% was derived from U.S. Treasury Obligations.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                           leadership in the mutual fund industry since
       MORE AGGRESSIVE                        MORE AGGRESSIVE              1976 and managed approximately $171 billion
                                                                           in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)        AIM Developing Markets               including individual investors, corporate
AIM Mid Cap Opportunities(1)          AIM European Small Company           clients and financial institutions, as of
AIM Large Cap Opportunities(2)        AIM Asian Growth                     June 30, 2001.
AIM Emerging Growth                   AIM International Emerging Growth        The AIM Family of Funds--Registered
AIM Small Cap Growth                  AIM European Development             Trademark-- is distributed nationwide, and
AIM Aggressive Growth                 AIM Euroland Growth                  AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                    AIM Global Aggressive Growth         complex in the United States in assets under
AIM Small Cap Equity                  AIM International Equity             management, according to Strategic Insight,
AIM Capital Development               AIM International Value(4)           an independent mutual fund monitor.
AIM Constellation                     AIM Worldwide Spectrum                   AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends           AIM Global Trends                    of the world's largest independent financial
AIM Select Equity(3)                  AIM Global Growth                    services companies with $408 billion in
AIM Large Cap Growth                                                       assets under management as of June 30, 2001.
AIM Weingarten
AIM Mid Cap Equity                            MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                 MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value             AIM New Technology
AIM Balanced                          AIM Global Telecommunications and Technology
                                      AIM Global Infrastructure
       MORE CONSERVATIVE              AIM Global Energy(5)
                                      AIM Global Financial Services
                                      AIM Global Health Care
                                      AIM Real Estate(6)
                                      AIM Global Utilities

                                              MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Strategic Income                  AIM High Income Municipal
AIM High Yield II                     AIM Municipal Bond
AIM High Yield                        AIM Tax-Free Intermediate
AIM Income                            AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

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A I M DISTRIBUTORS, INC.